                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

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Distribution Date: February 25, 2005

(i)      Amount of principal being paid or distributed in respect of the Class
         A-1 Notes:
                        $0.00
                       ($   -, per $1,000 original principal amount of Class A-1 Notes)

(ii)     Amount of principal being paid or distributed in respect of the Class
         A-2 Notes:
                        $12,040,438.73
                       ($    0.0000268, per $1,000 original principal amount of Class A-2 Notes)

(iii)    Amount of interest being paid or distributed in respect of the Class
         A-1 Notes:
                        $0.00
                       ($   -, per $1,000 original principal amount of Class A-1 Notes)

(iv)     Amount of interest being paid or distributed in respect of the Class
         A-2 Notes:
                        $1,942,403.90
                       ($   0.0000043, per $1,000 original principal amount of Class A-2 Notes)

(v)      Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
         (1)      Distributed to Class A-1 Noteholders:
                        $0.00
                       ($   -, per $1,000 original principal amount of Class A-1 Notes)

         (2)      Distributed to Class A-2 Noteholders:
                        $0.00
                       ($   -, per $1,000 original principal amount of Class A-2 Notes)

         (3)      Balance on Class A-1 Notes:
                        $0.00
                       ($   -, per $1,000 original principal amount of Class A-1 Notes)

         (4)      Balance on Class A-2 Notes:
                        $0.00
                       ($   -, per $1,000 original principal amount of Class A-2 Notes)

(vi)     Payments made under the Cap Agreement on such date: $0.00

                       ($0.00 with respect to the Class A-1 Notes,
                       ($0.00 with respect to the Class A-2 Notes;
                        and the total outstanding amount owed to the Cap Provider: $0.00

(vii)    Pool Balance at the end of the related Collection Period: $272,560,865.71

(viii)   After giving effect to distributions on this Distribution Date:

         (a)    (1)     Outstanding principal amount of Class A-1 Notes: $0.00
                (2)     Pool Factor for the Class A-1 Notes: -
         (b)    (1)     Outstanding principal amount of Class A-2 Notes: $272,560,865.71
                (2)     Pool Factor for the Class A-2 Notes: 0.60569081
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                                                                          Page 2

(ix)     Note Interest Rate for the Notes:
         (a)      In general
                  (1)      Three-Month Libor was
                           2.3800000% for the period
                  (2)      The Student Loan Rate was: 5.0500570%
         (b)      Note Interest Rate for the Class A-1 Notes: 2.5100000% (Based on 3-Month LIBOR)
         (c)      Note Interest Rate for the Class A-2 Notes: 2.7000000% (Based on 3-Month LIBOR)

(x)      Amount of Master Servicing Fee for related Collection Period: $345,559.45
                           $0.000003456, per $1,000 original principal amount of Class A-1 Notes.
                           $0.000000768, per $1,000 original principal amount of Class A-2 Notes.

(xi)     Amount of Administration Fee for related Collection Period: $3,000.00
                           $0.000000030, per $1,000 original principal amount of Class A-1 Notes.
                           $0.000000007, per $1,000 original principal amount of Class A-2 Notes.

(xii)    (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period: $315,287.24


         (b)    Delinquent Contracts                   # Disb.         %             $ Amount                   %
                                                       -------       -----          -----------          ----------
                30-60 Days Delinquent                    592         2.24%          $ 6,926,219               3.01%
                61-90 Days Delinquent                    234         0.89%          $ 3,048,889               1.33%
                91-120 Days Delinquent                   130         0.49%          $ 1,754,425               0.76%
                More than 120 Days Delinquent            129         0.49%          $ 2,594,274               1.13%
                  TOTAL                                1,166         4.42%          $15,156,625               6.59%

         (c)    Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:           $        -
                                                                                                         ----------
         (d)    Reserve Account Balance                                                                  $4,980,523
                                                                                                         ----------
                Draw for this Distribution Date                                                          $        -
                                                                                                         ----------

(xiii)   Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date: $64,035.29

(xiv)    Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy: $0.00

(xv)     Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Securities Guaranty
         Insurance Policy: $0.00

(xvi)    The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date: $4,166.10

(xvii)   The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date: $0.00

(xviii)  The Trust Swap Receipt Amount paid to the Trust on such Distribution Date: $0.00

(xix)    The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date: $0.00 and the amount of any Termination Pymt either paid by or made to the Trust on such Distribution Date: $0.00


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